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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)            July 7, 1997
                                                   -----------------------------


                                   HALIS, Inc.
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             (Exact name of registrant as specified in its charter)
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
Georgia                                          0-16288                             58-1366235
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(State or other jurisdiction              (Commission File Number)                  (IRS Employer
of incorporation)                                                                   Identification No.)

9040 Roswell Road, Suite 470, Atlanta, Georgia                                                    30350
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(Address of principal executive offices)                                                     (Zip Code)
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Registrant's telephone number, including area code               (770) 641-5555
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          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 7, 1997 (the "Merger Agreement"), by and among HALIS, Inc. (the "Company"), Physicians Resource Network, Inc., a Florida corporation ("Physicians"), PRN Acquisition Co., a newly-formed Georgia corporation and a wholly-owned subsidiary of the Company (the "Subsidiary"), and the sole shareholder of Physicians, on July 7, 1997 the merger of Physicians with and into the Subsidiary (the "Merger") was consummated. Immediately after consummation of the Merger, the corporate name of the Subsidiary was changed to "Physicians Resource Network, Inc." Physicians is a provider of management services and related services to physician practices. It is anticipated that the Subsidiary will continue Physicians' business of providing management and related services to physician practices.

         Upon consummation of the Merger, the shareholder of Physicians, Anthony
F. Maniscalco, was issued an aggregate of 3,733,333 shares of the Company's Common Stock. In connection with the Merger, the Subsidiary and the Company entered into an employment agreement with Anthony F. Maniscalco providing for the employment of Mr. Maniscalco as the Chief Executive Officer and President of the Subsidiary for a term of two years at an annual base salary of $125,000 plus incentive compensation determined in accordance with the provisions of the Employment Agreement.

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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:

         At the present time, it is impractical to provide the required financial statements for Physicians as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than September 20, 1997 (60 days after this Report is required to be filed).

         (b)      Pro Forma Financial Information:

         At the present time, it is impractical to provide the pro forma financial information relative to the Physicians acquisition as required by Item 310 of Regulation S-B and this Item 7 of Form 8-K. The Company will file such pro forma financial information under cover of Form 8-K/A as soon as practicable, but not later than September 20, 1997 (60 days after this Report is required to be filed).

         (c)      Exhibits:

         2.1 Agreement and Plan of Merger and Reorganization, dated as of July 7, 1997 among HALIS, Inc., PRN Acquisition Co., Physicians Resource Network, Inc. and the Sole Shareholder of Physicians Resource Network, Inc.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HALIS, INC.



                                 By:         /s/ Larry Fisher
                                    --------------------------------------------
                                    Larry Fisher, Executive Vice President,
                                    Chief Administrative Officer and Secretary

Dated:     July 11, 1997
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                                  EXHIBIT INDEX
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Exhibit                                                                              Sequential
Number                         Description of Exhibit                                 Page No.
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
      2.1      Agreement and Plan of Merger and Reorganization, dated as of
               July 7, 1997 among HALIS, Inc., PRN Acquisition Co., Physicians
               Resource Network, Inc. and the Sole Shareholder of Physicians
               Resource Network, Inc.
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